PROSPECTUS SUPPLEMENT
March 4, 2011

CENTURY GROWTH OPPORTUNITIES FUND
Prospectus dated November 17, 2010

Effective March 4, 2011, the following disclosure replaces similar disclosure under the heading “Purchase and Sale of Fund Shares” on page 4 of the current prospectus for Century Growth Opportunities Fund:

You may redeem shares of the Fund by sending a written request to Century Funds, P.O. Box 588, Portland, ME  04112.  In addition, if you did not decline the telephone redemption privilege when you opened your account, or if you have completed a telephone redemption authorization form, you may redeem shares by calling 800-303-1928.

Effective March 4, 2011, the following disclosure replaces similar disclosure under the heading “Redeeming Fund Shares” on page 10 of the current prospectus for Century Growth Opportunities Fund:

You may redeem shares of the Fund by sending a written request for redemption to:

Regular Mail: Century Funds P.O. Box 588 Portland, ME 04112	Overnight Mail or Hand Delivery: Century Funds c/o Atlantic Shareholder Services, LLC 3 Canal Plaza, Ground Floor Portland, ME 04101

In your written request, you must (1) indicate the number of shares or dollar amount to be redeemed, (2) provide your shareholder account number, and (3) have each record owner sign the request exactly as the shares are registered (e.g., a trustee or custodian must sign as such).

In order to protect you and the Fund from fraud, you must submit a written redemption request with an original Medallion signature guarantee if: (1) redemption proceeds exceed $100,000; (2) proceeds are not being paid to the owner of record; or (3) proceeds are being sent to an address other than the address of record or to an address of record that has been changed within the past 30 days. The signature guarantee must apply to the signature of each record owner of the account. The Fund will accept a signature guarantee from a U.S. bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

You may redeem your shares by telephone if you have completed a telephone redemption authorization form or if you opened your account on or after March 1, 2011 and did not decline the telephone redemption privilege on the application. Shares may be redeemed by telephone in amounts up to $100,000. To redeem your shares by telephone, call 800-303-1928.

If you purchased shares through a financial intermediary, consult with your intermediary about redeeming your shares. Your intermediary may charge a fee for its services and have its own procedures for redeeming shares.

Shares owned by corporations, trusts, partnerships estates or other entities are subject to special rules regarding documentation required for redemption. Please call 800-303-1928 for specific instructions.

The Fund does not accept redemption requests sent via fax or email.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.